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                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                                 FORM 8-K



                              CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):   August 12, 2003
                                                   --------------------


                            PETMED EXPRESS, INC.
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          (Exact name of registrant as specified in its charter)


                     Commission file number   000-28827
                                           ---------------

            FLORIDA                                     65-0680967
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  (State or other jurisdiction                        (IRS Employer
of incorporation or organization)                  Identification No.)


1441 S.W. 29th Avenue, Pompano Beach, Florida             33069
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(Address of principal executive offices)                (Zip Code)




 Registrant's telephone number, including area code:  (954) 979-5995
                                                    ------------------


                               Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)


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Item 5.  Other Events
         ------------

On August 11, 2003, Guven Kivilcim, member of the Board of Directors of PetMed Express, Inc. (the "Company") resigned. The resignation was not related to a disagreement with the Company on any matter related to the Company's operations, policies or practices. On August 11, 2003, the Company appointed a new board member to its Board of Directors. Joining the Company's Board of Directors is Frank J. Formica. Mr. Formica, an independent Board of Director, will be compensated $10,000 annually, and granted 30,000 stock options to purchase the Company's Common Stock, which will vest equally over a three year period.

Frank J. Formica, age 59, has served as a legal consultant and expert in corporate securities and securities industry litigation and arbitration cases since 1999. From 1969 until 1999, Mr. Formica held various positions with the National Association of Securities Dealers ("NASD"), including Director of the NASD's Congressional and State Liaison Department, Director of the Corporate Finance Department, and Vice President and Deputy General Counsel. Mr. Formica received his J.D. degree from the Washington College of Law at American University and an undergraduate degree from Ohio University. He is a member of the New York State Bar.


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Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (c)  Exhibits

Exhibit No.                    Description
-----------                    -----------

   99.1        Press Release issued by PetMed Express, Inc. on
               August 12, 2003


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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PETMED EXPRESS, INC.
(The "Registrant")

Date: August 12, 2003

By: /s/  Menderes Akdag
   -----------------------------------
   Menderes Akdag

   Chief Executive Officer
   (principal executive officer)


By: /s/  Bruce S. Rosenbloom
   -----------------------------------
   Bruce S. Rosenbloom

   Chief Financial Officer
   (principal financial and
      accounting officer)


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                          EXHIBIT INDEX
                          -------------

Exhibit No.                       Description
-----------                       -----------

    99.1         Press Release issued by PetMed Express on August
                 12, 2003



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